UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549
                              ____________________

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 OR 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): July 8, 2005
                                                           ------------

                     FIRST LITCHFIELD FINANCIAL CORPORATION
                     --------------------------------------
               (Exact name of Registrant as Specified in Charter)

          Delaware                     0-28815                    06-1241321
          --------                     -------                    ----------
State or other Jurisdiction          (Commission                (IRS Employer
      of Incorporation)              File Number)            Identification No.)


13  North Street, Litchfield, Connecticut                            06759
--  -------------------------------------                            -----
(Address of Principal Executive Offices)                           (Zip Code)


       Registrant's telephone number, including area code: (860) 567-8752
                                                           --------------

                                       N/A
                                       ---
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 - Other Events

      Item 8.01 Other Events

      First Litchfield Financial Corporation issued a press release which reported that it had been named as one of the top 25 public companies in Connecticut in a recent study by The Hartford Courant.

Section 9 - Financial Statements and Exhibits

      Item 9.01 Financial Statements and Exhibits

      a)  Not applicable.
      b)  Not applicable.
      c)  Exhibits.
          99.1  Press Release dated July 8, 2005.



                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


                                       FIRST LITCHFIELD FINANCIAL CORPORATION


                                       By  /s/ JOSEPH J. GRECO
                                           -------------------
                                           Joseph J. Greco
                                           President and Chief Executive Officer


Dated:  July 11, 2005






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